Exhibit 99.3

SS&C Technologies Holdings, Inc.

Unaudited Pro Forma Combined Condensed Financial Statements

Overview

Effective May 31, 2012, SS&C Technologies Holdings, Inc. (the "Company"), through a wholly-owned subsidiary, acquired substantially all of the outstanding share capital of GlobeOp Financial Services S.A. ("GlobeOp"). The Company paid approximately $834.4 million to acquire GlobeOp. The acquisition was funded with a combination of the Company’s existing cash resources and debt financing.

The Company’s Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2012 is based upon the historical unaudited balance sheet of the Company as of March 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) in its Quarterly Report on Form 10-Q on May 10, 2012 (the “First Quarter 10-Q”), combined with the unaudited historical balance sheet of GlobeOp as of March 31, 2012, attached as Exhibit 99.2 to this Amendment No. 1 (the “8-K Amendment”) on Form 8-K/A to the Company’s Current Report (the “Original 8-K”) on Form 8-K, as filed with the SEC on May 31, 2012, coupled with the pro forma impact of applying the purchase method of accounting and other related adjustments included therein based upon available information and assumptions that the Company believes are reasonable. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the acquisition of GlobeOp had occurred on March 31, 2012.

The Company’s Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2012 is based upon the historical unaudited statement of operations of the Company for the three months ended March 31, 2012 (as filed with the SEC in the First Quarter 10-Q), combined with the unaudited historical statement of operations of GlobeOp for the three months ended March 31, 2012, attached as Exhibit 99.2 to the 8-K Amendment. The Company’s Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 is based upon the historical audited statement of operations of the Company for the year ended December 31, 2011, as filed with the SEC in its Annual Report on Form 10-K on March 28, 2012 (the “2011 Form 10-K”), combined with the historical audited statement of operations of GlobeOp for the year ended December 31, 2011, attached as Exhibit 99.1 to the 8-K Amendment. Pro forma adjustments included therein are based upon available information and assumptions that the Company believes are reasonable. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 depict the effect of the acquisition of GlobeOp as if the transaction had occurred on January 1, 2011.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the acquisition, are factually supportable, and with respect to the Unaudited Pro Forma Condensed Consolidated Statement of Operations, expected to have a continuing impact on the combined results of the Company and GlobeOp. Additionally, the historical GlobeOp Financial Statements (which were accounted for under International Financial Reporting Standards) have been adjusted to US GAAP. The assumptions used to prepare the Unaudited Pro Forma Condensed Consolidated Financial Statements (“Pro Forma Financial Statements”) are contained in the accompanying notes and should be reviewed in their entirety. The Pro Forma Financial Statements reflect an illustrative allocation of the purchase price to the assets and liabilities acquired based on currently available information. The purchase price allocation as of the May 31, 2012 acquisition date and the resulting effect on income from operations will differ from the pro forma amounts included herein and will be included in our Quarterly Report on Form 10-Q for the second quarter of 2012. The Pro Forma Financial Statements are for informational purposes only. These Pro Forma Financial Statements are not necessarily indicative of future results or of actual results that would have been achieved had the GlobeOp acquisition been consummated on the dates presented, and should not be taken as representative of future consolidated operating results of the Company. The Pro Forma Financial Statements do not reflect any operating efficiencies or cost savings that the Company may achieve, or any additional expenses that the Company may incur, with respect to the combined companies.

SS&C Technologies Holdings, Inc.

Pro Forma Combined Condensed Balance Sheets

	As of March 31, 2012
	Historical SS&C Technologies	Historical GlobeOp	Pro Forma Adjustments		Pro Forma Combined
(in thousands, unaudited)	(Note 5)
Current assets:
Cash and cash equivalents	$41,944	$112,238	$(5,046	) (k)	$149,136
Accounts receivable, net	53,167	22,243	—		75,410
Prepaid expenses and other current assets	9,787	6,308	(987	) (n)	15,108
Prepaid income taxes	415	—	—		415
Income taxes receivable	—	—	11,347	(m)(n)	11,347
Deferred income taxes	880	—	1,851	(n)	2,731
Restricted cash	1,149	—	—		1,149

Total current assets	107,342	140,789	7,165		255,296

Property and equipment, net	14,293	30,615	—		44,908
Deferred income taxes	720	19,495	(14,377	) (n)	5,838
Restricted cash	—	2,131	—		2,131
Goodwill	937,409	3,290	401,620	(g),(h)	1,342,319
Intangible and other assets, net	157,506	5,600	387,493	(c),(e),(f),(i)	550,599

Total assets	$1,217,270	$201,920	$781,901		$2,201,091

Current liabilities:
Current portion of long-term debt	$—	$—	$22,812	(a),(b)	$22,812
Accounts payable	5,181	2,061	—		7,242
Accrued employee compensation and benefits	6,678	4,571	(1,973	) (n)	9,276
Other accrued expenses	15,499	14,269	—		29,768
Interest payable	61	—	—		61
Deferred maintenance and other revenue	54,813	1,376	680	(n)	56,869

Total current liabilities	82,232	22,277	21,519		126,028

Long-term debt, net of current portion	85,000	—	865,066	(a),(b),(d)	950,066
Other long-term liabilities	12,544	6,016	—		18,560
Deferred income taxes	27,049	—	90,969	(j)	118,018

Total liabilities	206,825	28,293	977,554		1,212,672

Commitments and contingencies					—

Stockholders’ equity:
Common stock	785	12,895	(12,895	) (l)	785
Additional paid in capital	835,651	63,187	(63,187	) (l)	835,651
Accumulated other comprehensive income	32,211	(6,529)	6,529	(l)	32,211
Retained earnings	147,617	104,074	(126,100	) (l),(m)	125,591

	1,016,264	173,627	(195,653)		994,238
Less: cost of common stock in treasury	(5,819)	—	—		(5,819)

Total stockholders’ equity	1,010,445	173,627	(195,653)		988,419

Total liabilities and stockholders’ equity	$1,217,270	$201,920	$781,901		$2,201,091

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

SS&C Technologies Holdings, Inc.

Pro Forma Combined Condensed Statements of Operations

	For the year ended December 31, 2011
	Historical SS&C Technologies	Historical GlobeOp	Pro Forma Adjustments		Pro Forma Combined
(in thousands, unaudited)	(Note 6)
Revenues	$370,828	$221,337	$97	(i)	$592,262

Cost of revenues	184,288	124,381	37,491	(a),(b)	346,160

Operating expenses:	92,763	41,653	933	(c),(g),(i)	135,349

Income from operations	93,777	55,303	(38,327)		110,753

Interest and other (expense) income, net	(19,838)	886	(50,927	) (d),(e),(f),(h)	(69,879)

Income before income taxes	73,939	56,189	(89,254)		40,874

Provision for income taxes	22,918	15,803	(24,006	) (j)	14,715

Net income	$51,021	$40,386	$(65,248)		$26,159

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

SS&C Technologies Holdings, Inc.

Pro Forma Combined Condensed Statements of Operations

	For the three months ended March 31, 2012
	Historical SS&C Technologies	Historical GlobeOp	Pro Forma Adjustments		Pro Forma Combined
(in thousands, unaudited)	(Note 7)
Revenues	$93,675	$60,004	$(499	) (j)	$153,180

Cost of revenues	46,852	32,735	9,373	(a),(b)	88,960

Operating expenses:	24,752	13,333	(5,307	) (c),(g),(h),(j)	32,778

Income from operations	22,071	13,936	(4,565)		31,442

Interest and other income (expense), net	3,577	(24)	(8,783	) (d),(e),(f),(i)	(5,230)

Income before income taxes	25,648	13,912	(13,348)		26,212

Provision for income taxes	7,765	3,361	(2,738	) (k)	8,388

Net income	$17,883	$10,551	$(10,610)		$17,824

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

SS&C Technologies Holdings, Inc.

Notes to Pro Forma Combined Condensed Financial Statements

Note 1 – The Transaction

Effective May 31, 2012, SS&C Technologies Holdings, Inc. (the "Company"), through a wholly-owned subsidiary, acquired substantially all of the outstanding share capital of GlobeOp Financial Services S.A. ("GlobeOp"). The Company paid approximately $834.4 million to acquire GlobeOp. The acquisition was funded with a combination of the Company’s existing cash resources and debt financing.

Note 2 – Basis of Presentation

The Company’s Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2012 is based upon the historical unaudited balance sheet of the Company as of March 31, 2012 as filed with the Securities and Exchange Commission (the “SEC”) in its Quarterly Report on Form 10-Q on May 10, 2012 (the “First Quarter 10-Q”), combined with the unaudited historical balance sheet of GlobeOp as of March 31, 2012, attached as Exhibit 99.2 to this Amendment No. 1 (the “8-K Amendment”) on Form 8-K/A to the Company’s Current Report (the “Original 8-K”) on Form 8-K, as filed with the SEC on May 31, 2012, coupled with the pro forma impact of applying the purchase method of accounting and other related adjustments included therein based upon available information and assumptions that the Company believes are reasonable. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the acquisition of GlobeOp had occurred on March 31, 2012.

The Company’s Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2012 is based upon the historical unaudited statement of operations of the Company for the three months ended March 31, 2012 (as filed with the SEC in the First Quarter 10-Q), combined with the unaudited historical statement of operations of GlobeOp for the three months ended March 31, 2012, attached as Exhibit 99.2 to the 8-K Amendment. The Company’s Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 is based upon the historical audited statement of operations of the Company for the year ended December 31, 2011 as filed with the SEC in its Annual Report on Form 10-K on March 28, 2012 (the “2011 Form 10-K”), combined with the historical audited statement of operations of GlobeOp for the year ended December 31, 2011, attached as Exhibit 99.1 to the 8-K Amendment. Pro forma adjustments included therein are based upon available information and assumptions that the Company believes are reasonable. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 depict the effect of the acquisition of GlobeOp as if the transaction had occurred on January 1, 2011.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the acquisition, are factually supportable, and with respect to the Unaudited Pro Forma Condensed Consolidated Statement of Operations, expected to have a continuing impact on the combined results of the Company and GlobeOp. Additionally, the historical GlobeOp Financial Statements (which were accounted for under International Financial Reporting Standards) have been adjusted to US GAAP. The assumptions used to prepare the Unaudited Pro Forma Condensed Consolidated Financial Statements (“Pro Forma Financial Statements”) are contained in the accompanying notes and should be reviewed in their entirety. The Pro Forma Financial Statements reflect an illustrative allocation of the purchase price to the assets and liabilities acquired based on currently available information. The purchase price allocation as of the May 31, 2012 acquisition date and the resulting effect on income from operations will differ from the pro forma amounts included herein and will be included in our Quarterly Report on Form 10-Q for the second quarter of 2012. The Pro Forma Financial Statements are for informational purposes only. These Pro Forma Financial Statements are not necessarily indicative of future results or of actual results that would have been achieved had the GlobeOp acquisition been consummated on the dates presented, and should not be taken as representative of future consolidated operating results of the Company. The Pro Forma Financial Statements do not reflect any operating efficiencies or cost savings that the Company may achieve, or any additional expenses that the Company may incur, with respect to the combined companies.

Note 3 – Accounting Policies

The Pro Forma Financial Statements do not assume any differences in accounting policies. The Company is not aware of any differences that would have a material impact on the Pro Forma Financial Statements.

Note 4 – Calculation of Estimated Consideration Transferred and Pro Forma Allocation of Consideration to Net Assets Acquired

The Company paid $834.4 million to acquire GlobeOp using a combination of the Company’s existing cash resources and $982.5 million in debt financing, which financed the acquisition, eliminated approximately $85.0 million of existing debt facilities that were refinanced in the transaction, and paid certain related acquisition costs as described in the Notes below.

Based on the unaudited pro forma condensed combined financial statements as of March 31, 2012, the transaction has been accounted for as a business combination under the acquisition method of accounting. Accordingly, the tangible assets and identifiable intangible assets acquired and liabilities assumed have been recorded at fair value, with the remaining purchase price recorded as goodwill. The following table summarizes the pro forma allocation of consideration to the net assets acquired (in thousands) as if the acquisition of GlobeOp occurred on March 31, 2012:

Cash	$112,238
Other assets	64,245
Intangible assets	364,000
Goodwill	404,910

Assets acquired	945,393

Deferred taxes	(84,000)
Other liabilities	(27,000)

Liabilities assumed	(111,000)

Total purchase price	$834,393

The estimated fair values above are based on a pro forma acquisition date of May 31, 2012, and are for pro forma and illustrative purposes only; these amounts may not be representative or indicative of the estimated fair values that will be reported to give effect to the acquisition as of the actual May 31, 2012 acquisition date. Accordingly, the accounting and related amounts may change when it is included in the Company’s financial statements as of June 1, 2012.

Note 5 – Pro Forma Adjustments to the Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet

The following pro forma adjustments were applied to the historical balance sheets of the Company and GlobeOp at March 31, 2012 to arrive at the Unaudited Pro Forma Condensed Consolidated Balance Sheet (in thousands):

(a) To record term loan debt for the purchase of GlobeOp and refinancing of debt facilities existing at March 31, 2012, $24,250 of which is current. The term loan obtained by the Company provided funds for the acquisition of GlobeOp and to refinance existing debt, which included borrowings to finance the second quarter 2012 acquisition of Portia. The portion of the term loan used to refinance existing debt attributable to the Portia acquisition has been excluded from this pro forma adjustment as it is not specifically attributable to the GlobeOp transaction. The term loan consists of a $325 million Term A loan facility and a $800 million Term B loan facility, which bear interest at LIBOR plus 2.75% and 4%, respectively, the Term B loan being subject to a LIBOR floor of 1%. Term A borrowings mature in 5 ½ years, and Term B borrowings mature in seven years.	$982,503

(b) To record original issue discount (“OID”) on term loan debt, $1,438 of which is current.	(9,625)

(c) To eliminate existing deferred financing costs of $1,975 and record deferred financing costs associated with new debt of $26,043.	24,068

(d) To eliminate existing debt facilities, refinanced concurrently with the GlobeOp acquisition.	(85,000)

(e) To record the fair value of favorable and unfavorable lease obligations acquired in the GlobeOp acquisition.	1,162

(f) To eliminate GlobeOp’s capitalized software development costs, which have been re-valued within acquired technology (see Note (i) below).	(1,737)

(g) To eliminate GlobeOp’s historical goodwill.	(3,290)

(h) To record the goodwill from the GlobeOp acquisition.	404,910

(i) To record intangible assets of GlobeOp at new their fair value basis. Identified intangible assets consist of completed technology of $39,000, customer relationships of $310,000 and the GlobeOp trademark of $15,000. Fair value and estimated useful life of intangible assets are based on estimates as discussed in Note 4 above, and are subject to review and finalization by the Company’s Management.	364,000

(j) To record the impact on deferred taxes associated with acquired intangible assets.	90,969

(k) To reflect use of existing cash in the GlobeOp acquisition.	(5,046)

(l) To eliminate the equity accounts of GlobeOp, including adjustments attributable to US GAAP in (n) below.	(173,627)

(m) To record the following:
The estimated transaction-related expenses to retained earnings	(32,488)
The estimated tax benefit associated with the transaction-related expenses	10,462

(n) To adjust the GlobeOp historical financial statements from IFRS-EU to US GAAP:
To reduce receivables for social charges that are not recorded under US GAAP until options are exercised.	(987)
To reclassify deferred tax assets to non-current for US GAAP presentation.	1,851
To reduce accruals for social charges that are not recorded under US GAAP until options are exercised.	1,973
To adjust the interim estimated income tax provision to align with US GAAP.	885
To record deferred revenue for the timing difference in revenue recognition for contracts under US GAAP.	(680)
To reduce deferred tax assets for social charges that are not recorded under US GAAP until options are exercised $12,526 and an adjustment to reclassify deferred tax assets to non-current for US GAAP presentation $1,851.	(14,377)

Note 6—Pro Forma Adjustments to the Unaudited Pro Forma Combined Condensed Statement of Operations for the Year ended December 31, 2011

The following pro forma adjustments were applied to the historical statements of operations for the Company and GlobeOp for the year ended December 31, 2011 (in thousands):

(a) To record amortization of purchased technology. The amortization of purchased technology has been calculated based on a new fair value basis of $39,000, amortized over an estimated life of approximately eight years. Fair value and estimated useful life of intangible assets are based on estimates as discussed in Note 4 above, and are subject to review and finalization by the Company’s Management.	$5,143

(b) To record amortization of acquired customer relationships. The amortization of acquired customer relationships has been calculated based on a new fair value basis of $310,000, amortized over an estimated life of approximately ten years. Fair value and estimated useful life of intangible assets are based on estimates as discussed in Note 4 above, and are subject to review and finalization by the Company’s Management.	32,348

(c) To record amortization of tradenames. The amortization of tradenames has been calculated based on a new fair value basis of $15,000, amortized over an estimated useful life of approximately 17 years. Fair value and estimated useful life of intangible assets are based on estimates as discussed in Note 4 above, and are subject to review and finalization by the Company’s Management.	905

(d) To record interest expense. Interest expense related to the portion of the new debt facilities specifically attributable to the GlobeOp transaction, using an interest rate of LIBOR of 0.233%, plus 2.75% for Term A loan borrowings and an interest rate of 5% for Term B loan borrowings. This adjustment excludes interest expense for the period related to the portion of the term loan used to refinance debt attributable to the Portia transaction. Interest rates for the Term A and Term B loans are variable and the adjustment is based on LIBOR of 0.233%. A 1/8% variance in the interest rate on the Term A and Term B borrowings would impact interest expense by approximately $400 and $0, respectively.	49,363

(e) To record amortization of deferred financing fees. The amortization of deferred financing fees has been calculated based on $26,000, amortized over an estimated life of approximately seven years.	3,720

(f) To record amortization of OID on Term Loan A and Term Loan B borrowings. The amortization of OID of $9,600, over five and a half years as it relates to Term Loan A borrowings, and seven years as it relates to Term Loan B borrowings.	1,438

(g) To record the annual agency fee on the debt facilities.	150

(h) To record the following:

The elimination of historical amortization of deferred financing fees.	(1,657)

The elimination of historical interest expense on $85,000 of re-financed debt.	(1,937)

(i) To adjust the GlobeOp historical financial statements from IFRS-EU to US GAAP:

To reduce expenses for social charges that are not recorded under US GAAP until options are exercised.	(122)

To record revenue for the timing difference in revenue recognition for contracts under US GAAP.	97

(j) To record the provision for income taxes. Provision for income taxes equal to 36% of combined net income, adjusted for pro forma entries.	(24,006)

Note 7—Pro Forma Adjustments to the Unaudited Pro Forma Combined Condensed Statement of Operations for the Three Months ended March 31, 2012

The following pro forma adjustments were applied to the historical statements of operations for the Company and GlobeOp for the three months ended March 31, 2012 (in thousands):

(a) To record amortization of purchased technology. The amortization of purchased technology has been calculated based on a new fair value basis of $39,000, amortized over an estimated life of approximately eight years. Fair value and estimated useful life of intangible assets are based on estimates as discussed in Note 4 above, and are subject to review and finalization by the Company’s Management.	$1,286

(b) To record amortization of acquired customer relationships. The amortization of acquired customer relationships has been calculated based on a new fair value basis of $310,000, amortized over an estimated life of approximately ten years. Fair value and estimated useful life of intangible assets are based on estimates as discussed in Note 4 above, and are subject to review and finalization by the Company’s Management.	8,087

(c) To record amortization of tradenames. The amortization of tradenames has been calculated based on a new fair value basis of $15,000, amortized over an estimated useful life of approximately 17 years. Fair value and estimated useful life of intangible assets are based on estimates as discussed in Note 4 above, and are subject to review and finalization by the Company’s Management.	226

(d) To record interest expense. Interest expense related to the portion of the new debt facilities specifically attributable to the GlobeOp transaction, using an interest rate of LIBOR of 0.233%, plus 2.75% for Term A loan borrowings and an interest rate of 5% for Term B loan borrowings. This adjustment excludes interest expense for the period related to the portion of the term loan used to refinance debt attributable to the Portia transaction. Interest rates for the Term A and Term B loans are variable and the adjustment is based on LIBOR of 0.233%. A 1/8% variance in the interest rate on the Term A and Term B borrowings would impact interest expense by approximately $100 and $0, respectively.	12,341

(e) To record amortization of deferred financing fees. The amortization of deferred financing fees has been calculated based on $26,000, amortized over an estimated life of approximately seven years.	930

(f) To record amortization of OID on Term Loan A and Term Loan B borrowings. The amortization of OID of $9,600, over five and a half years as it relates to Term Loan A borrowings, and seven years as it relates to Term Loan B borrowings.	360

(g) To record the annual agency fee on the debt facilities.	38

(h) To record the elimination of transaction costs.	(5,086)

(i) To record the following:

The elimination of historical amortization of deferred financing fees.	(58)

The elimination of historical interest expense on $85,000 of re-financed debt.	(425)

The elimination of historical gain on forward exchange contract.	(4,365)

(j) To adjust the GlobeOp historical financial statements from IFRS-EU to US GAAP:

To reduce expenses for social charges that are not recorded under US GAAP until options are exercised.	(485)

To reduce revenue for the timing difference in revenue recognition for contracts under US GAAP.	(499)

(k) To record the provision for income taxes. Provision for income taxes equal to 32% of combined net income, adjusted for pro forma entries.	(2,738)